OTHER INCOME, NET (Details) ¥ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2022 CNY (¥)	Dec. 31, 2022 USD ($)	Dec. 31, 2021 CNY (¥)	Dec. 31, 2020 CNY (¥)
OTHER INCOME, NET
Investment income, net	¥ 795,804		¥ 487,724	¥ 185,604
Government grants	668,372		1,059,907	876,255
Net gain (loss) on disposal of property, plant and equipment and intangible assets	653		(467)	3,548
Others	103,758		155,250	(9,753)
Total	¥ 1,568,587	$ 227,424	¥ 1,702,414	¥ 1,055,654